IMS Health Incorporated
                                200 Nyala Farms

                              Westport, CT 06880

                                                                 June 29, 1998

Nancy Henry, Esq.
The Dun & Bradstreet Corporation
One Diamond Hill Road
Murray Hill, NJ 07974

Earl Doppelt, Esq.
ACNielsen Corporation
177 Broad Street
Stamford, CT  06901

Dear Ms. Henry and Mr. Doppelt:

            Reference is made to the Distribution Agreement (the "1996 Distribution Agreement"), dated as of October 28, 1996, among Cognizant Corporation ("Cognizant"), The Dun & Bradstreet Corporation ("D&B") and ACNielsen Corporation ("ACNielsen"). Cognizant has announced its intention to separate into two separate companies through a distribution (the "IMS HEALTH Distribution") to its stockholders of all of the shares of common stock of its subsidiary IMS Health Incorporated ("IMS HEALTH"). In Section 8.9(c) of the 1996 Distribution Agreement, Cognizant agreed not to make a distribution such as the IMS HEALTH Distribution unless it caused the distributed entity to undertake to both D&B and ACNielsen to be jointly and severally liable for all Cognizant Liabilities (as defined in the 1996 Distribution Agreement). Therefore, in accordance with Section 8.9(c) of the 1996 Distribution Agreement and intending to be legally bound hereby, from and after the effective time of the IMS HEALTH Distribution, IMS HEALTH undertakes to each of D&B and ACNielsen to be jointly and severally liable with Cognizant for all Cognizant Liabilities under the 1996 Distribution Agreement.

                                          Very truly yours,

                                          IMS HEALTH INCORPORATED

                                          By:   /s/ Kenneth S. Siegel
                                                --------------------------------
                                                Name:  Kenneth S. Siegel
                                                Title: Senior Vice President,
                                                            General Counsel and
                                                            Secretary